Exhibit 99.1

Keypath Education International, Inc. ARBN: 649 711 026 ASX code: KED www.keypathedu.com

ASX ANNOUNCEMENT – SEPTEMBER 5, 2024

RESULTS OF SPECIAL MEETING OF STOCKHOLDERS

Overwhelming Support of Stockholders Voting on the Proposal

Keypath Education International, Inc. (Keypath or the Company) (ASX: KED) today provides the results of the Special Meeting of Stockholders held on Thursday, September 5, 2024 at 9.00 am (AEST), (Wednesday, September 4, 2024, at 6.00 pm (CDT)) (Special Meeting) in accordance with ASX Listing Rule 3.13.2, as set out in the attached.

The proposal to adopt the Agreement and Plan of Merger dated May 23, 2024 was voted upon at the Special Meeting. Since there were sufficient votes represented at the Special Meeting to approve the Merger, the adjournment proposal was moot and, therefore, not submitted for a vote at the Special Meeting. Details of the proposals, proxies received, and the votes cast in respect of the Merger resolution are set out in the attached results summary.

The proposal received the overwhelming support of the Company’s stockholders (including holders of the Company’s CDIs) voting on the proposal, with 187,760,427 shares, representing 99.8% of the votes cast, including over 99% of those cast by unaffiliated stockholders, voting in favor of the proposal. As the proposal received the required affirmative vote of the holders of a majority of the 214,694,686 outstanding shares of common stock entitled to vote thereon, the proposal was approved under applicable law. In addition, the condition to closing contained in the Merger Agreement that the proposal receive at least a majority of the outstanding shares of Common Stock entitled to vote thereon, not including shares of Common Stock held by the affiliated stockholders, was satisfied. Accordingly, the parties to the Merger Agreement intend to move towards completion of the Merger, subject to satisfaction and, to the extent permitted, waiver of the other closing conditions under the Merger Agreement.

We note that the Company’s CDIs have been and remain in trading halt since the commencement of trading today, pending the outcome of the Special Meeting to approve the Merger.

Following approval of the Merger at the Special Meeting, the Company has applied to ASX for its CDIs to be immediately suspended from trading on the ASX. The Company anticipates that the suspension will be granted and implemented shortly. Accordingly, no further trading of Keypath CDIs on the ASX will occur.

This release has been authorised for lodgement by the Keypath Board of Directors.

Further Information

Investor Contact

Malcolm McNab
Director of Investor Relations
malcolm.mcnab@keypathedu.com.au
+61 3 9081 8945

About Keypath

Founded in 2014, Keypath is a global, market-leading edtech company in the online program management (OPM) market. In collaboration with its university partners, Keypath delivers career-relevant, technology-enabled online higher education programs with the goal of preparing students for the future of work. The suite of services Keypath provides to its university partners includes designing, developing, launching, marketing, and managing online programs. Keypath also undertakes market research and provides student recruitment, support and placement services. The services Keypath provides are underpinned by KeypathEDGE, its integrated technology and data platform. Keypath has approximately 700 employees with operations in Australia, the United States, Canada, the UK, Malaysia and Singapore.

Forward Looking Statements

This announcement contains forward-looking statements. Forward-looking statements may include statements regarding Keypath’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Keypath’s expectations with respect to the financial and operating position or performance of its business, its capital position and future growth. Forward-looking statements are based on assumptions and contingencies that are subject to change without notice and are not guarantees of future performance. They involve known and unknown risks, uncertainties and other important factors, many of which are beyond the control of Keypath, its directors and management and which may cause actual outcomes to differ materially from those expressed or implied in this announcement, including (but not limited to): (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to consummate the merger due to the failure to satisfy conditions to completion of the proposed transaction, (3) risks related to the disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (4) the proposed merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee by the Company to the buyer, (5) limitations placed on the Company’s ability to operate its business under the Merger Agreement, (6) risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger, (7) the effect of the announcement and pendency of the proposed transaction on the Company’s relationships with its customers and suppliers and on its business generally and (8) the other factors described in the Company’s filings with the SEC, including, but not limited to, the factors discussed under the heading “Risk Factors” in such filings. Forward-looking statements should be read in conjunction with, and are qualified by reference to, information in this announcement or previously released by Keypath to ASX and the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which are provided for illustrative purposes only and are not necessarily a guide to future performance. No representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, and to the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements is disclaimed, and except as required by law or regulation (including the ASX Listing Rules and SEC rules), Keypath undertakes no obligation to update any forward-looking statements. Keypath also notes that past performance may not be a reliable indicator of future performance.

Restriction on Purchases of CDIs by U.S. Persons

Keypath is incorporated in the U.S. State of Delaware and none of its securities have been registered under the U.S. Securities Act of 1933 or the laws of any state or other jurisdiction in the United States. Trading of Keypath’s CHESS Depositary Interests (CDIs) on the Australian Securities Exchange (ASX) is not subject to the registration requirements of the U.S. Securities Act in reliance on Regulation S under the U.S. Securities Act and a related ‘no action’ letter issued by the U.S. Securities and Exchange Commission to the ASX in 2000. As a result, the CDIs are “restricted securities” (as defined in Rule 144 under the U.S. Securities Act) and may not be sold or otherwise transferred except in transactions exempt from, or not subject to, the registration requirements of the U.S. Securities Act. For instance, U.S. persons who are qualified institutional buyers (QIBs, as defined in Rule 144A under the U.S. Securities Act) may purchase CDIs in reliance on the exemption from registration provided by Rule 144A. To enforce the transfer restrictions, the CDIs bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to U.S. persons excluding QIBs. In addition, hedging transactions with regard to the CDIs may only be conducted in compliance with the U.S. Securities Act.

Results of Meeting

All CDI holders

Resolution details		Number of votes cast by all CDI holders*				Resolution Result
Resolution	**Resolution Type**	**For**	**Against**	**Proxy's discretion (For)**	**Abstain**	**Carried / Not Carried**
1 Approval of the Agreement and Plan of Merger	Ordinary	187,760,427	280,017	1,040	61,477	**Carried**
Percentage of total votes cast		99.8%	0.1%	0.0%	0.0%	
Percentage of total CDIs		87.5%	0.1%	0.0%	0.0%	

Unaffiliated CDI holders

Resolution details		Number of votes cast by unaffiliated CDI holders*				Resolution Result
Resolution	**Resolution Type**	**For**	**Against**	**Proxy's discretion (For)**	**Abstain**	**Carried / Not Carried**
1 Approval of the Agreement and Plan of Merger	Ordinary	35,454,227	280,017	1,040	61,477	**Carried**
Percentage of total unaffiliated votes cast		99.0%	0.8%	0.0%	0.2%	
Percentage of total unaffiliated CDIs		57.4%	0.5%	0.0%	0.1%	

1/1

Resolution Result Resolution Resolution Type For Against Proxy's discretion (For) Abstain Carried / Not Carried 99.8% 0.1% 0.0% 0.0% 87.5% 0.1% 0.0% 0.0% Resolution Result Resolution Resolution Type For Against Proxy's discretion (For) Abstain Carried / Not Carried 99.0% 0.8% 0.0% 0.2% 57.4% 0.5% 0.0% 0.1% 280,017 61,477 Percentage of total unaffiliated votes cast Percentage of total unaffiliated CDIs Ordinary 35,454,227 280,017 61,477 Carried Resolution details Number of votes cast by unaffiliated CDI holders* 1,040 KEYPATH EDUCATION INTERNATIONAL, INC. Special Meeting of Stockholders Thursday, 5 September 2024 Results of Meeting The following information is provided in accordance with ASX Listing Rule 3.13.2. All CDI holders *All of the votes cast were received by valid instructions to appointed proxies before the meeting. Resolution details Number of votes cast by all CDI holders* 1 Approval of the Agreement and Plan of Merger Ordinary Carried Percentage of total votes cast Percentage of total CDIs 187,760,427 1,040 Unaffiliated CDI holders 1 Approval of the Agreement and Plan of Merger 1/1